UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2025

Longevity Health Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40228	86-1645738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2403 Sidney Street, Suite 300
Pittsburgh, Pennsylvania		15203
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 412 894-8248

Carmell Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	XAGE	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	XAGEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 5, 2025, Carmell Corporation, a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Third Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to change its corporate name to “Longevity Health Holdings, Inc.” (the “Name Change”), effective as of March 5, 2025 (the “Effective Date”). Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.

As a result of the Name Change, the Company’s common stock and redeemable warrants, which trade on the Nasdaq Capital Market under the symbols “CTCX” and “CTCXW”, respectively, are expected to commence trading under the symbols “XAGE” and “XAGEW”, respectively, effective at the open of trading on March 7, 2025.

In connection with the Name Change, the Company’s Board of Directors (the “Board”) also amended and restated the Company’s Bylaws to reflect the Name Change (the “Amended and Restated Bylaws”), effective as of the Effective Date.

Copies of the Certificate of Amendment and the Amended and Restated Bylaws reflecting the Name Change are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

On March 4, 2025, the Board appointed Patrick Sturgeon, an existing Class III director of the Company, as Vice Chairman of the Board effective immediately.

On March 10, 2025, the Company issued a press release announcing the Name Change, Mr. Sturgeon’s appointment, certain preliminary results from January and February of 2025 related to the acquisition of Elevai Skincare, Inc. (“Elevai Skincare”), Elevai Skincare’s burn rate following such acquisition and the Company’s projected revenue for 2025. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation, effective March 5, 2025
3.2	Amended and Restated Bylaws
99.1	Press release, dated as of March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report contains forward-looking statements that are based on beliefs, assumptions and information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. However, not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although the Company believes that it has a reasonable basis for each forward-looking statement contained in this Current Report, the Company cautions you that these statements are based on a combination of facts and factors currently known by it and its projections of the future, about which the Company cannot be certain. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the effective date for the change in the ticker symbol of the Company’s common stock and redeemable warrants, the Company’s projected revenues, the anticipated benefits from the acquisition of Elevai Skincare, the launch and commercialization of the Company’s products, and the execution of the Company’s business strategy. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties, including those described under the header “Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on April 1, 2024, and in the Company’s other reports filed with the SEC. Most of these factors are outside of the Company’s control and are difficult to predict. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by the Company or any other person that the Company will achieve its objectives and plans in any specified time frame or at all. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statement contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY HEALTH HOLDINGS, INC.

Date:	March 10, 2025	By:	/s/ Bryan J. Cassaday
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVITY HEALTH HOLDINGS, INC.

Date:	March 5, 2025	By:	/s/ Bryan J. Cassaday
Chief Financial Officer